                                                                   Exhibit 99.14

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                JANUARY 25, 2006

================================================================================

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                               MERRILL LYNCH & Co.
                                      MLMI
                                 SERIES 2006-HE1
                                   ALL RECORDS
                                  4,825 RECORDS
                              BALANCE: 781,325,635

1.   MORTGAGE LOAN CHARACTERISTICS

Total Number of Loans                                         4,825
Total Loan Balance                                   781,325,635.33
Average Loan Balance                                     161,932.77
WA CLTV (w/o Silent Seconds)                                  82.25%
WAC                                                            7.48%
WA FICO                                                         630
WALA                                                              4
WAM                                                             341
Fxd Rate                                                      22.72%
IOs                                                           31.99%
MH                                                             0.02%
1st Lien                                                      92.15%
2nd Lien                                                       7.85%
Occupancy--OO                                                 93.85%
Doc Type--Full/Alternative                                    47.62%
Stated Doc                                                    47.18%
Cash Out Refi                                                 48.52%
Purchase                                                      46.45%

Loans with silent seconds
% of Portfolio w/ SS                                          38.91%
$ amount                                             304,012,985.34
# of First Liens w/ SS                                        1,465
CLTV of Total Portfolo (that includes silent 2nds)            89.73%

California                                                    35.57%
Prepay Penalties                                              73.16%
Pre-Funding Balance
Expected Final Pool

2.   RANGE OF MORTGAGE RATES

RANGE OF MORTGAGE RATES      BALANCE        %
-----------------------   ------------   ------
4.500% to 4.999%          $  6,119,134     0.78%
5.000% to 5.499%            14,531,430     1.86
5.500% to 5.999%            64,735,176     8.29
6.000% to 6.499%            92,111,288    11.79
6.500% to 6.999%           169,569,108     21.7
7.000% to 7.499%           106,814,050    13.67
7.500% to 7.999%           110,831,221    14.19
8.000% to 8.499%            58,196,419     7.45
8.500% to 8.999%            55,320,040     7.08
9.000% to 9.499%            25,494,193     3.26
9.500% to 9.999%            31,802,427     4.07
10.000% to 10.499%           6,994,579      0.9
10.500% to 10.999%          25,329,882     3.24
11.000% to 11.499%           5,739,565     0.73
11.500% to 11.999%           4,397,329     0.56
12.000% to 12.499%           2,200,026     0.28
12.500% to 12.999%             847,934     0.11
13.000% to 13.499%             205,037     0.03
13.500% to 13.999%              86,798     0.01
                          ------------   ------
TOTAL:                    $781,325,635   100.00%
                          ============   ======

3.   GROSS MARGINS

GROSS MARGINS                BALANCE        %
-------------             ------------   ------
3.000% to 3.499%          $    508,194     0.08%
3.500% to 3.999%             3,871,430     0.64
4.000% to 4.499%             8,665,372     1.44
4.500% to 4.999%            42,932,730     7.11
5.000% to 5.499%           154,928,153    25.66
5.500% to 5.999%           127,042,825    21.04
6.000% to 6.499%           107,098,064    17.74
6.500% to 6.999%            82,330,589    13.63
7.000% to 7.499%            61,076,219    10.11
7.500% to 7.999%             2,455,362     0.41
8.000% to 8.499%             4,951,738     0.82
8.500% to 8.999%             5,559,326     0.92
9.000% to 9.499%             1,619,923     0.27
9.500% to 9.999%               641,795     0.11
10.000% to 10.499%              68,400     0.01
11.000% to 11.499%              91,899     0.02
                          ------------   ------
TOTAL:                    $603,842,018   100.00%
                          ============   ======

4.   MINIMUM MORTGAGE RATES

MINIMUM MORTGAGE RATES      BALANCE        %
----------------------   ------------   ------
3.000% to 3.499%         $    508,194     0.08%
3.500% to 3.999%            1,169,557     0.19
4.000% to 4.499%            3,233,782     0.54
4.500% to 4.999%            6,588,939     1.09
5.000% to 5.499%           10,220,788     1.69
5.500% to 5.999%           46,563,954     7.71
6.000% to 6.499%           70,072,833     11.6
6.500% to 6.999%          136,824,209    22.66
7.000% to 7.499%          104,362,576    17.28
7.500% to 7.999%           90,470,189    14.98
8.000% to 8.499%           51,094,368     8.46
8.500% to 8.999%           47,741,334     7.91
9.000% to 9.499%           18,793,263     3.11
9.500% to 9.999%           10,353,570     1.71
10.000% to 10.499%          2,849,119     0.47
10.500% to 10.999%          2,423,976      0.4
11.000% to 11.499%            529,955     0.09
11.500% to 11.999%             41,412     0.01
                         ------------   ------
TOTAL:                   $603,842,018   100.00%
                         ============   ======

5.   MAXIMUM MORTGAGE RATES

MAXIMUM MORTGAGE RATES      BALANCE        %
----------------------   ------------   ------
10.500% to 10.999%       $  1,208,846     0.20%
11.000% to 11.499%          2,219,041     0.37
11.500% to 11.999%         28,793,547     4.77
12.000% to 12.499%         61,667,144    10.21
12.500% to 12.999%        115,320,862     19.1
13.000% to 13.499%         88,841,055    14.71
13.500% to 13.999%        101,757,983    16.85
14.000% to 14.499%         59,805,906      9.9
14.500% to 14.999%         65,344,689    10.82
15.000% to 15.499%         29,290,639     4.85
15.500% to 15.999%         27,490,558     4.55
16.000% to 16.499%         10,526,823     1.74
16.500% to 16.999%          7,432,981     1.23
17.000% to 17.499%          1,858,480     0.31
17.500% to 17.999%          2,004,555     0.33
18.000% to 18.499%            237,496     0.04
18.500% to 18.999%             41,412     0.01
                         ------------   ------
TOTAL:                   $603,842,018   100.00%
                         ============   ======

6.   INITIAL CAP

INITIAL CAP      BALANCE        %
-----------   ------------   ------
2.00%         $    534,070     0.09%
3.00%          603,307,949    99.91
              ------------   ------
TOTAL:        $603,842,018   100.00%
              ============   ======

7.   PERIODIC CAP

PERIODIC CAP      BALANCE        %
------------   ------------   ------
1.00%          $600,709,493    99.48%
1.50%             1,186,687      0.2
2.00%             1,945,838     0.32
               ------------   ------
TOTAL:         $603,842,018   100.00%
               ============   ======

8.   CLTV WITHOUT SILENT SECONDS

CLTV WITHOUT SILENT SECONDS      BALANCE        %
---------------------------   ------------   ------
10.01% to 20.00%              $    171,284     0.02%
20.01% to 30.00%                 1,185,165     0.15
30.01% to 40.00%                 3,153,140      0.4
40.01% to 50.00%                 5,544,456     0.71
50.01% to 55.00%                 7,083,020     0.91
55.01% to 60.00%                 8,997,615     1.15
60.01% to 65.00%                21,059,598      2.7
65.01% to 70.00%                23,434,979        3
70.01% to 75.00%                40,519,732     5.19
75.01% to 80.00%               369,878,011    47.34
80.01% to 85.00%                74,004,534     9.47
85.01% to 90.00%               110,850,263    14.19
90.01% to 95.00%                45,228,146     5.79
95.01% to 100.00%               70,215,691     8.99
                              ------------   ------
TOTAL:                        $781,325,635   100.00%
                              ============   ======

9.   CREDIT SCORES

CREDIT SCORES      BALANCE        %
-------------   ------------   ------
500 to 519      $ 10,364,506     1.33%
520 to 539        36,087,183     4.62
540 to 559        41,664,039     5.33
560 to 579        49,200,217      6.3
580 to 599        82,306,784    10.53
600 to 619       115,727,424    14.81
620 to 639       119,270,901    15.27
640 to 659       113,987,489    14.59
660 to 679        74,608,982     9.55
680 to 699        52,363,007      6.7
700 to 719        35,632,802     4.56
720 to 739        22,226,895     2.84
740 to 759         9,247,083     1.18
760 >=            18,638,325     2.39
                ------------   ------
TOTAL:          $781,325,635   100.00%
                ============   ======

10.  DTI

DTI                   BALANCE        %
---                ------------   ------
0.00% or less      $ 10,284,950     1.32%
5.01% to 10.00%       1,476,713     0.19
10.01% to 15.00%      4,413,520     0.56
15.01% to 20.00%      8,925,544     1.14
20.01% to 25.00%     16,493,433     2.11
25.01% to 30.00%     29,435,451     3.77
30.01% to 35.00%     67,387,626     8.62
35.01% to 40.00%    108,981,936    13.95
40.01% to 45.00%    183,852,277    23.53
45.01% to 50.00%    285,112,678    36.49
50.01% to 55.00%     60,931,829      7.8
55.01% to 60.00%      4,029,680     0.52
                   ------------   ------
TOTAL:             $781,325,635   100.00%
                   ============   ======

11.  LOAN BALANCE

LOAN BALANCE              BALANCE        %
------------           ------------   ------
$50,000 or less        $ 27,103,209    3.47%
$50,001 to $100,000      83,370,060   10.67
$100,001 to $150,000    107,839,221    13.8
$150,001 to $200,000    105,503,480    13.5
$200,001 to $250,000     89,065,437    11.4
$250,001 to $300,000     89,923,421   11.51
$300,001 to $350,000     64,255,652    8.22
$350,001 to $400,000     76,564,903     9.8

$400,001 to $450,000     56,458,771     7.23
$450,001 to $500,000     40,056,843     5.13
$500,001 to $550,000     15,764,458     2.02
$550,001 to $600,000     11,462,420     1.47
$600,001 to $650,000      8,189,204     1.05
$650,001 to $700,000      2,067,257     0.26
$700,001 to $750,000      3,701,299     0.47
                       ------------   ------
TOTAL:                 $781,325,635   100.00%
                       ============   ======

12.  OCCUPANCY

OCCUPANCY        BALANCE        %
---------     ------------   ------
Primary       $733,269,778    93.85%
Investment      41,980,481     5.37
Second Home      6,075,376     0.78
              ------------   ------
TOTAL:        $781,325,635   100.00%
              ============   ======

13.  ORIGINAL TERM

ORIGINAL TERM      BALANCE        %
-------------   ------------   ------
176 to 180      $ 64,375,775     8.24%
236 to 240         1,502,050     0.19
296 to 300           109,574     0.01
356 to 360       715,338,236    91.55
                ------------   ------
TOTAL:          $781,325,635   100.00%
                ============   ======

14.  LOAN PURPOSE

LOAN PURPOSE               BALANCE        %
------------            ------------   ------
Purchase                $362,936,167    46.45%
Refinance - Rate Term     39,265,629     5.03
Refinance - Cashout      379,123,840    48.52
                        ------------   ------
TOTAL:                  $781,325,635   100.00%
                        ============   ======

15.  PRODUCT TYPE

PRODUCT TYPE      BALANCE        %
------------   ------------   ------
Fixed Rate     $177,483,617    22.72%
ARM             603,842,018    77.28
               ------------   ------
TOTAL:         $781,325,635   100.00%
               ============   ======

16.  OCCUPANCY

OCCUPANCY        BALANCE        %
---------     ------------   ------
Primary       $733,269,778    93.85%
Second Home      6,075,376     0.78
Investment      41,980,481     5.37
              ------------   ------
TOTAL:        $781,325,635   100.00%
              ============   ======

17.  LOAN TYPE

LOAN TYPE       BALANCE        %
---------    ------------   ------
Fixed Rate   $177,483,617    22.72%
ARM           603,842,018    77.28
             ------------   ------
TOTAL:       $781,325,635   100.00%
             ============   ======

18.  INTEREST ONLY TERM

INTEREST ONLY TERM      BALANCE        %
------------------   ------------   ------
0                    $531,397,691    68.01%
24                     17,387,136     2.23
60                    230,933,969    29.56
120                     1,606,839     0.21
                     ------------   ------
TOTAL:               $781,325,635   100.00%
                     ============   ======

19.  HYBRID TYPES

HYBRID TYPES              BALANCE        %
------------           ------------   ------
Fixed - 15 Year        $  6,173,907     0.79%
Fixed - 20 Year           1,502,050     0.19
Fixed - 25 Year             109,574     0.01
Fixed - 30 Year          95,853,749    12.27
ARM - 2 Year/6 Month    504,084,773    64.52
ARM - 3 Year/6 Month     53,494,113     6.85
ARM - 5 Year/6 Month      4,019,311     0.51
43389                    34,401,650      4.4
43418                     7,652,777     0.98
38575                       189,394     0.02
Balloon Loans            58,201,869     7.45
B30/40                   15,642,469        2
                       ------------   ------
TOTAL:                 $781,325,635   100.00%
                       ============   ======

20.  PROPERTY TYPE

PROPERTY TYPE                BALANCE        %
-------------             ------------   ------
Single Family Residence   $579,070,279    74.11%
PUD                        127,286,143    16.29
Condo                       51,333,408     6.57
2-4 Family                  23,493,389     3.01
Manufactured Housing           142,416     0.02
                          ------------   ------
TOTAL:                    $781,325,635   100.00%
                          ============   ======

21.  DOCUMENTATION

DOCUMENTATION           BALANCE        %
-------------        ------------   ------
Stated               $368,237,050    47.13%
Full                  361,480,071    46.26
Limited                28,793,926     3.69
Alternative            10,574,111     1.35
Other                   8,843,825     1.13
NINA                    1,441,125     0.18
SIVA                    1,211,294     0.16
No Income Verifier        416,821     0.05
Reduced                   200,997     0.03
Streamlined               126,415     0.02
                     ------------   ------
TOTAL:               $781,325,635   100.00%
                     ============   ======

22.  LIEN

LIEN                        BALANCE        %
----                     ------------   ------
1st Lien                 $719,975,684    92.15%
2nd Lien                   61,349,952     7.85
                         ------------   ------
TOTAL:                   $781,325,635   100.00%
                         ============   ======

23.  MORTGAGE INSURANCE

MORTGAGE INSURANCE          BALANCE        %
------------------       ------------   ------
No Insurance             $781,325,635   100.00%
                         ------------   ------
TOTAL:                   $781,325,635   100.00%
                         ============   ======

24.  ORIGINATORS

ORIGINATORS                 BALANCE        %
-----------              ------------   ------
ACOUSTIC                 $276,002,385    35.32%
NOVASTAR                  164,029,617    20.99
COMUNITY                  157,952,126    20.22
Other                     183,341,507    23.47
                         ------------   ------
TOTAL:                   $781,325,635   100.00%
                         ============   ======

25.  SERVICERS

SERVICERS                   BALANCE        %
---------                ------------   ------
WILSHIRE                 $781,325,635   100.00%
                         ------------   ------
TOTAL:                   $781,325,635   100.00%
                         ============   ======

26.  STATE

STATE                      BALANCE       %
-----                    -----------   ----
Alabama                  $ 3,309,811   0.42%
Alaska                     2,456,368   0.31
Arizona                   35,487,867   4.54

Arkansas                    3,299,554     0.42
California                277,899,254    35.57
Colorado                   13,780,306     1.76
Connecticut                 4,669,291      0.6
Delaware                    2,030,623     0.26
District of Columbia          928,675     0.12
Florida                    87,447,597    11.19
Georgia                    21,125,893      2.7
Hawaii                      1,823,946     0.23
Idaho                       2,605,798     0.33
Illinois                   37,851,246     4.84
Indiana                     4,659,843      0.6
Iowa                        3,286,970     0.42
Kansas                      3,425,395     0.44
Kentucky                    1,776,034     0.23
Louisiana                     712,102     0.09
Maine                       1,537,376      0.2
Maryland                   35,331,164     4.52
Massachusetts               5,745,022     0.74
Michigan                   13,001,056     1.66
Minnesota                   4,325,442     0.55
Mississippi                   122,707     0.02
Missouri                   27,380,742      3.5
Nebraska                    1,379,748     0.18
Nevada                     17,430,940     2.23
New Hampshire               2,116,779     0.27
New Jersey                  8,849,484     1.13
New Mexico                  3,506,888     0.45
New York                   12,442,452     1.59
North Carolina              7,983,427     1.02
North Dakota                  202,846     0.03
Ohio                       12,436,350     1.59
Oklahoma                    4,382,889     0.56
Oregon                      6,854,302     0.88
Pennsylvania                8,518,771     1.09
Rhode Island                2,532,011     0.32
South Carolina              7,069,723      0.9
South Dakota                   95,120     0.01
Tennessee                   8,787,058     1.12
Texas                      18,838,664     2.41
Utah                        5,909,233     0.76
Vermont                       130,253     0.02
Virginia                   27,080,269     3.47
Washington                 24,658,152     3.16
West Virginia                 558,169     0.07
Wisconsin                   3,269,789     0.42
Wyoming                       272,239     0.03
                         ------------   ------
TOTAL:                   $781,325,635   100.00%
                         ============   ======